Exh. 11(b)

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, Charles W. Elliott, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                             /s/ Charles W. Elliott
                                                     Charles W. Elliott



Dated:   February 4, 1997

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                             /s/ Joseph E. Champagne
                               Joseph E. Champagne



Dated:   February 4, 1997

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, Arthur D. Rodecker, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                             /s/ Arthur D. Rodecker
                                                     Arthur D. Rodecker



Dated:   February 4, 1997

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, Jack L. Otto, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                                                     /s/ Jack L. Otto
                                                     Jack L. Otto



Dated:   February 4, 1997

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                              /s/ Thomas B. Bender
                                                     Thomas B. Bender



Dated:   February 4, 1997

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                               /s/ David J. Brophy
                                                     David J. Brophy



Dated:   February 4, 1997

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust (Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                              /s/ Thomas D. Eckert
                                                     Thomas D. Eckert



Dated:   February 4, 1997

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, Terry H. Gardner, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                              /s/ Terry H. Gardner
                                                     Terry H. Gardner



Dated:   February 4, 1997

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, Lee P. Munder, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                                                     /s/ Lee P. Munder
                                                     Lee P. Munder



Dated:   February 4, 1997

                                             THE MUNDER FRAMLINGTON FUNDS TRUST

                                                     POWER OF ATTORNEY


         The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of Munder Framlington might or could do in person, said acts of said attorneys being hereby ratified and approved.



                              /s/ John Rakolta, Jr.
                                John Rakolta, Jr.



Dated:   February 4, 1997